UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): April 24, 2009
Apollo Group, Inc.
(Exact name of registrant as specified in its charter)

Arizona	0-25232	86-0419443

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4025 S. Riverpoint Parkway, Phoenix,
Arizona	85040

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (480) 966-5394
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of Gregory W. Cappelli and Charles “Chas” B. Edelstein as Co-Chief Executive Officers
     On April 24, 2009, Gregory W. Cappelli, age 41, currently the Executive Vice President of Global Strategy and Assistant to the Executive Chairman for Apollo Group, Inc. (the “Company”), was appointed, effective immediately, to the position of Co-Chief Executive Officer of the Company. Mr. Cappelli will share the function and title of Chief Executive Officer with the Company’s current Chief Executive Officer Charles “Chas” B. Edelstein, age 49, who became CEO in August 2008. Mr. Cappelli will assume responsibility for the areas of operations, global strategy, external communications and Apollo Global, for which he will continue to serve as Chairman. Mr. Edelstein will focus on the areas of finance, corporate development, human resources and legal. Both executives will report to the Company’s Board of Directors, of which they are both members.
     On April 24, 2009, as a result of the appointments described above, the Company entered into amendments to the employment agreements with Messrs. Cappelli and Edelstein. Copies of the employment agreement amendments with Messrs. Cappelli and Edelstein (collectively, the “Amendments”) are filed with this Current Report on Form 8-K as Exhibits 10.1 and 10.2, respectively, and the summary herein is qualified in its entirety by reference to the Amendments.
     The Amendments set forth the allocation of the authority and responsibilities of the position of Chief Executive Officer between Messrs. Cappelli and Edelstein. The amendment to Mr. Cappelli’s employment agreement provides that his annual base salary will be increased to $600,000. This salary increase will be effective as of April 24, 2009.
Section 7 — Regulation FD
Item 7.01 Regulation FD Disclosure.
     On April 27, 2009, the Company issued a press release announcing the appointment of the Co-Chief Executive Officer positions, as described in Item 5.02 of this Form 8-K. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.
     The information in Item 7.01 of this Form 8-K and Exhibit 99.1 furnished herewith shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in any such filing.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
The following exhibits are provided herewith:

Exhibit Number	Description

10.1	Amendment No. 2 to Employment Agreement between Apollo Group, Inc. and Gregory Cappelli, dated April 24, 2009.

10.2	Amendment No. 3 to Employment Agreement between Apollo Group, Inc. and Charles B. Edelstein, dated April 24, 2009.

99.1	Text of press release issued by Apollo Group, Inc. dated April 27, 2009.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apollo Group, Inc.

April 27, 2009	By:	/s/ Brian L. Swartz Name: Brian L. Swartz
Title: Senior Vice President, Chief Financial
Officer and Treasurer

Exhibit Index

Exhibit No.	Description

10.1	Amendment No. 2 to Employment Agreement between Apollo Group, Inc. and Gregory Cappelli, dated April 24, 2009.

10.2	Amendment No. 3 to Employment Agreement between Apollo Group, Inc. and Charles B. Edelstein, dated April 24, 2009.

99.1	Text of press release issued by Apollo Group, Inc. dated April 27, 2009.